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                                  EXHIBIT 10.07

            AMENDED AND RESTATED 1994 PERFORMANCE STOCK OPTION PLAN
                         OF STUART ENTERTAINMENT, INC.
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                           STUART ENTERTAINMENT, INC.

                              AMENDED AND RESTATED
                       1994 PERFORMANCE STOCK OPTION PLAN


                                   ARTICLE I

                                    PURPOSE

       The purpose of the 1994 Performance Stock Option Plan (the "Plan") of Stuart Entertainment, Inc., a Delaware corporation (the "Company") is to promote the long-term growth and profitability of the Company and its Subsidiaries by (a) providing certain employees, officers, directors and consultants of the Company and its Subsidiaries with increased incentive to contribute to the success of the Company and (b) enabling the Company to attract, retain and reward persons of exceptional skill for positions of substantial responsibility.

       The Options offered pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of the employees, officers, directors or consultants.

                                   ARTICLE II

                                  DEFINITIONS

       Whenever used herein, the following terms shall have the meanings set forth below:

       "Board" or "Board of Directors" means the board of directors of the Company as constituted from time to time.

       "Code" means the Internal Revenue Code of 1986, as amended.

       "Committee" means a committee designated by the Board which shall consist of not less than two Outside Directors of the Board.

       "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

       "Company" shall mean Stuart Entertainment, Inc., a Delaware corporation and its Subsidiaries.
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       "Disability" means a permanent and total disability as defined in the
Company's Long-Term Disability Plan, or as otherwise specified in any employment or consulting agreement or, if designated by the Committee, Section 22(e)(3) of the Code.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Fair Market Value," as of a particular date, means (a) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, the last reported sales price of the Common Stock on such date, or (b) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Committee, in its absolute discretion, may determine in good faith.

       "Incentive Stock Option" means an Option conforming to the requirements of Section 422 of the Code.

       "Nonqualified Stock Option" means any Option other than an Incentive Stock Option or a Reload Option.

       "Option" means a right or rights granted by the Committee to purchase shares of Common Stock under the Plan.

       "Outside Director" means a member of the Board who to the extent necessary to comply with Rule 16b-3 and Section 162(m) of the Code and the regulations promulgated thereunder only, is a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

       "Participant" means an individual to whom an Option is granted under the Plan.

       "Plan" shall mean the 1994 Performance Stock Option Plan of Stuart Entertainment, Inc.

       "Reload Option" has the meaning set forth in Article VII of the Plan.

       "Retirement" means termination of a Participant's employment with the Company because of the Participant's retirement at or after such Participant's earliest permissible retirement date pursuant to and in accordance with the regular retirement plan or practice of the Company.

       "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

       "Subsidiary" means a corporation, one hundred percent of whose voting securities are owned, directly or indirectly, by the Company.





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                                  ARTICLE III

                                 ADMINISTRATION

       DUTIES AND POWERS OF COMMITTEE. The Plan shall be administered by the Committee. Subject to the terms, provisions and conditions of the Plan, the Committee shall have full and final authority in its discretion to, among other things, determine (a) the persons to whom Options are to be granted; (b) the number of shares subject to Options; (c) the time or times at which Options will be granted; (d) the exercise price of shares subject to Options; (e) the time or times at which Options become exercisable and the duration of the exercise period; (f) the provisions and forms of any option agreement or other instrument evidencing an Option granted under the Plan; (g) whether shares of Common Stock which are subject to Options will be subject to any restrictions on transfer after the exercise of Options; (h) such rules and regulations as the Committee may deem advisable in the administration of the Plan; and (i) the procedures and methods for construing and interpreting the Plan. Actions approved by a majority of all members of the Committee at any meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including the Company, its stockholders, and the Participants in the Plan.

                                   ARTICLE IV

                         SHARES AVAILABLE FOR THE PLAN

       Subject to the provisions of Article IX hereof, the maximum number of shares of Common Stock under the Plan shall be 2,500,000 shares; provided, however, that except for an adjustment in accordance with Article IX, the number of shares which may be issued pursuant to the exercise of Options under the Plan shall not be decreased as a result of a reduction in the Company's outstanding shares of Common Stock; provided further, that the maximum number of shares of Common Stock that may be subject to the grant of Options under the Plan to an individual participant in any one calendar year shall not exceed 900,000 shares. The shares of Common Stock to be delivered upon the exercise of Options under this Plan shall be made available either from the authorized but unissued shares of Common Stock or from shares of Common Stock held by the Company as treasury shares. Shares tendered by a Participant as payment for shares issued upon exercise of a Nonqualified Stock Option, Incentive Stock Option, or Reload Option or for withholding purposes shall not be available for issuance under the Plan. Any shares of Common Stock subject to a Nonqualified Stock Option, Incentive Stock Option or Reload Option which for any reason is terminated, cancelled or expired shall again be available for issuance under the Plan; provided, however, that if an Option is cancelled for any reason, the Option shall be counted against the maximum number of shares of Common Stock that may be subject to the grant of Options under the Plan to an individual Participant during any one calendar year.





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                                   ARTICLE V

                                 PARTICIPATION

       Participation in the Plan shall be limited to those employees, officers, directors and consultants of the Company and its Subsidiaries who are believed by the Committee to be in a position to make a substantial contribution to the success of the Company. Notwithstanding the above, persons who are not employees of the Company at the time an Option is granted shall not be eligible to receive Incentive Stock Options.

       Options may be granted to such persons and for such number of shares as the Committee shall determine. The grant of any type of Option hereunder in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or in any subsequent year.

                                   ARTICLE VI

                    NONQUALIFIED AND INCENTIVE STOCK OPTIONS

       Subject to the provisions hereof, the Committee may from time to time grant Incentive Stock Options, Nonqualified Stock Options, Reload Options or any combination thereof to persons eligible to participate in the Plan. Each Option shall be evidenced by a written option agreement, signed by an authorized officer of the Company, which shall contain such terms and conditions not inconsistent with the Plan as the Committee shall determine.
All option agreements need not be identical, but shall comply with or incorporate by reference the terms set forth in this Article and shall be subject to all other terms and conditions of the Plan. In the event any option agreement is inconsistent with the Plan, the terms of the Plan shall govern the issue in question.

       OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock and in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

       OPTION VESTING. The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee, and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that no Option, or the underlying Common Stock, shall be disposed of (other than upon exercise or conversion) by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months after the date the Option is granted.

       EXERCISE OF OPTIONS. Options shall be exercisable only by the Participant to whom the Options were granted, or by the Participant's legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant as provided in of this





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Article VI.  Options shall be exercised by delivery to the Company of a written notification specifying the number of shares which the Participant then desires to purchase, together with payment for such shares. Payment may be made in the form of (a) cash, certified check or other immediately available funds for the aggregate exercise price for such shares, (b) the exchange of a number of shares of Common Stock previously acquired by the Participant pursuant to Options previously exercised by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate exercise price of such shares, and accompanied by executed stock powers and any other documents of transfer requested by the Committee; or
(c) a combination of (a) and (b). No fractional shares may be issued or accepted by the Company with respect to the exercise of an Option. Options may be exercisable in installments (which may be cumulative or noncumulative or subject to acceleration) during the term of the Option as may be determined by the Committee at the date of grant.

       ACCELERATION. The Committee shall have the right to accelerate in whole or in part, from time to time, conditionally or unconditionally, the vesting provisions of any stock option agreement and the right to exercise any Option granted hereunder upon written notice to the optionee. Any such acceleration by the Committee shall not effect the expiration date of an option.

       MODIFICATION OF OPTIONS; CANCELLATIONS AND REGRANTS. If the Committee determines that it is advisable and in the best interest of the Company, the Committee may, within the limitations of the Plan, modify, extend or renew outstanding Options and it may solicit and accept written offers from optionees to terminate previously granted Options that remain unexercised ("Original Options"), and grant a like number of new Options ("Substitute Options") to optionees upon surrender of an Original Option, regardless of whether the vesting schedules or exercise prices of the Substitute Option are the same as or different from the Original Option being surrendered. Such offers to terminate shall be pursuant to and in accordance with such rules and regulations as the Committee may from time to time establish, subject to the terms and conditions of and within the limitations set forth herein. A modification of an Option in accordance with this section shall not alter or impair the rights or obligations under the Option without such optionee's consent. Any modification of an Option which has the effect of reducing the exercise price of the Option shall be treated as the cancellation of one Option and a grant of a new Option for purposes of Article IV.

       FORM OF OPTION. Each option agreement shall specify whether the Option evidenced by such option agreement is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding such designation in an option agreement, in the event an Option which is designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option under Section 422 of the Code, then such Option shall be deemed to be a Nonqualified Stock Option. Any Option which is not designated by the Committee as an Incentive Stock Option shall be a Nonqualified Stock Option.





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        OPTION TERM.  The term of an Option shall be set by the Committee in its discretion; provided, however, that no such term shall exceed a reasonable time period, and provided further that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted. The last day of the term of the Option shall be the Option's expiration date.

       All rights to purchase shares pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirement as may be designated by the Committee.

       RESTRICTIONS ON TRANSFER. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way, and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution as specifically permitted hereunder or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and the rules promulgated thereunder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Shares delivered upon exercise of an Option shall be subject to such resale restrictions as may be provided by the Committee in the option agreement pertaining to such Option; provided, however, that in no event shall shares delivered upon exercise of an Option be transferable until six months after the date on which the Option was granted.

       PROVISIONS APPLICABLE TO TEN PERCENT STOCKHOLDERS. Notwithstanding any other provision of this Plan, no Incentive Stock Option shall be granted under this Plan to a person who, at the time the Option is granted, is the owner of more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time such Option is granted, the exercise price is at least 110 percent of the Fair Market Value of the Common Stock subject to the Option, and such Option by its terms is not exercisable more than five (5) years after the date it is granted.

       LIMITATIONS ON GRANTS. If required by the Code at the time of grant, to the extent that the aggregate Fair Market Value of Common Stock (determined as of the grant date) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. The foregoing sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted.





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       TERMINATION OF EMPLOYMENT.

              (a) Change of Employment Status. No Option shall be affected by any change of duties or position of a Participant (including transfer to or from a Subsidiary) so long as such Participant continues to be an employee, director or consultant of the Company or a Subsidiary.
       Nothing in this Plan or in any Option granted hereunder shall confer upon any Participant any right to continue in the employ of, or to provide consulting services to, the Company or any Subsidiary, and the Company's right to terminate the employment or consulting relationship of a Participant at any time for any reason shall not be diminished or affected because an Option was granted to the Participant.

              (b) Termination other than Because of Death or Disability. If a Participant who is an employee or a director of the Company or a Subsidiary ceases to be an employee or director (as the case may be) for any reason, other than by reason of the death or Disability of the Participant, then all Options held by such Participant which are not exercisable when the Participant ceases to be an employee or director (as the case may be) shall terminate. All Options which are exercisable when the Participant ceases to be an employee or director (as the case may be) must be exercised prior to the earlier of (i) the expiration date of the option period of the exercisable Options, or (ii) the date occurring three (3) months after the date on which the Participant ceases to be an employee or director (as the case may be) of the Company or a Subsidiary. Such Options shall terminate to the extent they are not timely exercised during such period.

              (c) Termination Because of Death or Disability. If a Participant dies or suffers a Disability while he or she is an employee or director of the Company or a Subsidiary, Options which are exercisable on the date of death or Disability of such Participant may be exercised by the Participant, by his or her personal representative or by his or her other lawful successor to the extent that such Options could have been exercised by the deceased or disabled Participant immediately prior to his or her death or Disability. Such Options must be exercised prior to the earlier of (i) the expiration date of the option period of the subject Options, or (ii) the date occurring twelve
       (12) months after the date of the Participant's death. Such Options shall terminate to the extent they are not timely exercised during such period.

              (d) Termination With Respect to Other Participants. With respect to Participants who are not employees, officers or directors of the Company or any Subsidiary, the conditions on which Options are exercisable and the determination of the exercise period for any such Options shall be specified in the option agreement pertaining to such Options.

              (e) Non Qualified Exercise. Notwithstanding anything above to the contrary, the Committee may in its discretion vary the date on which an Option would otherwise terminate pursuant to this Article VI provided that such variation shall be specified in the option agreement pertaining to such Options; provided, however, that a variation from





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       the date an Option must terminate as described in clause (b) of this
       Article VI shall cause an Incentive Stock Option to fail to qualify for the tax treatment available pursuant to Section 422 of the Code upon the exercise of any such Incentive Stock Option.

                                  ARTICLE VII

                                 RELOAD OPTIONS

       AUTHORIZATION OF RELOAD OPTIONS. Concurrently with the award of Nonqualified Stock Options and/or the award of Incentive Stock Options to any Participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal:

              (a) the number of shares of Common Stock used to exercise the underlying Nonqualified Stock Options or Incentive Stock Options; and

              (b) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Nonqualified Stock Options or Incentive Stock Options.

       The grant of a Reload Option will become effective upon the exercise of underlying Nonqualified Stock Options, Incentive Stock Options or Reload Options through the use of shares of Common Stock held by the Participant for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

       RELOAD OPTION AMENDMENT. Each Nonqualified Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Nonqualified Stock Options and/or Incentive Stock Options.

       RELOAD OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

       TERM AND EXERCISE. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Nonqualified Stock Option and/or Incentive Stock Option.

       TERMINATION OF EMPLOYMENT. No additional Reload Options shall be granted to optionees when Nonqualified Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the optionee's employment.

       APPLICABILITY OF STOCK OPTIONS SECTIONS. The provisions in Article VI applicable to Nonqualified Stock Options and Incentive Stock Options relating to the Exercise of Options,





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Restrictions on Transfer, and Termination of Employment shall apply equally to
Reload Options.  Said provisions are incorporated by reference into this
Article VII as though fully set forth herein.

                                  ARTICLE VIII

                               WITHHOLDING TAXES

       The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for Common Stock issued hereunder, that the Participant pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or any delivery of Common Stock upon exercise of an Option. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or to the delivery of Common Stock upon exercise of an Option under the Plan.

       Subject to Committee approval, a Participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an Option) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with a grant under the Plan. Such election must be made on or before the date the amount of tax to be withheld is determined and, if applicable, subject to rules, regulations and interpretations of the Securities and Exchange Commission under Section 16(b) of the Exchange Act. Once made, the election shall be irrevocable. The withholding tax obligation that may be paid by the withholding or delivery of shares may not exceed the Company's minimum federal, state and local income tax withholding obligations in connection with the grant or exercise. The Fair Market Value of the shares to be withheld or delivered will be the Fair Market Value on the date last preceding the date the amount of tax to be withheld is to be paid to the applicable governmental authority.

                                   ARTICLE IX

                         CHANGES IN CAPITAL STRUCTURE,
                         REORGANIZATIONS, MERGER, ETC.

       COMPANY'S POWER TO CHANGE STRUCTURE, REORGANIZE, MERGE, ETC. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to declare or distribute any stock dividend or to make or authorize any recapitalization, reorganization, merger, split-up, combination or other change in the Company's capital structure or its business, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise. Except as expressly provided herein, no such corporate act or the issuance of securities by the Company shall affect any Options outstanding under the Plan.





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       ADJUSTMENT OF SHARES.  In the event of any change in the outstanding shares of Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "shares" shall after any such change refer to the securities, cash and/or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of shares subject to the Plan, the maximum number of shares of which Options may be granted to any one employee, and the number of shares and price per share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and
(ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of
Section 422 of the Code.

                                   ARTICLE X

                          REDUCTION OF VESTING PERIOD

       In the event of a change in control of the Company, all then outstanding Options shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if:

              (a) any person, including a group as defined in Section 13(d)(3) of the Exchange Act, shall become the beneficial owner of 25% of the total number of shares of the Company then outstanding;

              (b) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, or issuance of securities, the result of which would be the occurrence of any event described in clause (a) above;

              (c) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board of Directors;


              (d) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly





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       owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

              (e) a tender offer or exchange offer is made for shares of the Company (other than one made by the Company) and shares are acquired thereunder (an "Offer"), provided, however, that the acceleration of the exercisability of outstanding Options upon the occurrence of an Offer shall be within the discretion of the Board of Directors.

       The definition of "change in control" as described in this Article X, may be varied in the Committee's discretion, and such variation shall be specified in the option agreement pertaining to such Options.

       The Committee in its discretion may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Option, cash in an amount equal to the excess of the Fair Market Value of such share immediately after to the occurrence of such transaction over the exercise price per share immediately prior to the occurrence of such transaction over the exercise price per share of such Option. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in
Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the code) prior to the expiration of such six-month period.

                                   ARTICLE XI

                            COMPLIANCE WITH LAW AND
                         APPROVAL OF REGULATORY BODIES

       Notwithstanding any other provision of the Plan or of any option agreement, the Company shall be under no obligation and shall not issue shares or, in the case of treasury shares, transfer shares under the Plan, except in compliance with all applicable federal and state laws and regulations and in compliance with rules of any stock exchanges or listing organizations with which the Company's shares may be listed. The determination as to whether the issuance or transfer of shares under the Plan is in compliance with applicable federal and state laws and regulations and rules of stock exchanges and listing organizations shall be made solely by the Committee.

       USE OF RESTRICTIVE LEGENDS. Any certificate issued to evidence shares issued upon the exercise of an Option may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.





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       REPRESENTATION OF INVESTMENT INTENT.  Any Participant receiving an
Option and any Participant or other person exercising an Option may be required by the Committee to give a written representation that the Option and the shares subject to the Option will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Option from any such representations either prior to or subsequent to the exercise of an Option granted pursuant to the Plan.

       REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance or by reason of the death or Disability of a Participant, the Committee may require reasonable evidence as to the ownership of such Option or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

       COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and the Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                  ARTICLE XII

                                USE OF PROCEEDS

       The cash proceeds of the sale of Common Stock subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

                                  ARTICLE XIII

                            RIGHTS AS A STOCKHOLDER

       The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date a stock certificate is issued to him or her after the exercise of the Option. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article IX hereof.





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                                  ARTICLE XIV

                  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

       The Board of Directors may at any time terminate or from time to time amend or suspend the Plan; provided, however, that (a) no such amendment shall alter or impair any of the rights or obligations under any Option theretofore granted to a Participant under the Plan without the consent of the affected Participant, and (b) no amendment shall become effective without prior approval of the stockholders of the Company if such approval would be required for continued compliance with Rule 16b-3 promulgated under the Exchange Act or
Section 422 of the Code. Notwithstanding the foregoing, the Board of Directors may not, without further approval of the stockholders of the Company, amend the Plan to:

                            (i) materially increase the total number of shares of Common Stock which may be made the subject of Options to be granted under the Plan, either in the aggregate or to an individual Participant, except as provided in Article IX hereof;

                           (ii) change the manner of determination of the exercise price;

                           (iii) extend the maximum period during which Options may be granted or exercised;

                           (iv) materially modify the requirements as to eligibility for participation in the Plan; or

                            (v) materially increase the benefits accruing to Participants under the Plan.

                                   ARTICLE XV

                                 GOVERNING LAW

         The Plan, such Options as may be granted thereunder and all related matters, shall be governed by, and construed and enforced in accordance with, the laws of the Sate of Delaware, without giving effect to the conflicts of law principles.

                                  ARTICLE XVI

                               PARTIAL INVALIDITY

         The invalidity or illegality of any provision herein shall not be deemed to effect the validity of any other provision.





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                                  ARTICLE XVII

                            APPROVAL BY STOCKHOLDERS

         The Plan has been approved by the Board of Directors and is subject to approval by the affirmative vote of a majority of the Stockholders present, or represented, and entitled to vote thereon at the meeting of the stockholders at which the Plan is submitted.

                                 ARTICLE XVIII

                                 EFFECTIVE DATE

         The Plan shall become effective on July 26, 1994 (the "Effective Date"); provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or any special meeting or by written consent within twelve (12) months after the Effective Date, the Plan and any Options granted thereunder shall terminate.

                                  ARTICLE XIX

                               COMMENCEMENT DATE

         If approved by the stockholders of the Company, this Plan shall supersede and replace the 1992 Incentive Stock Option Plan of Stuart Entertainment, Inc. (the "1992 Plan"), except as to those Options granted pursuant to the 1992 Plan prior to the Effective Date of this Plan. If this Plan is implemented as provided herein, no further options will be granted under the 1992 Plan.





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